Exhibit 10.7

RIDER TO SECURITY AGREEMENTS

This rider to SECURITY AGREEMENTS ( “Agreements”), dated as of October 8, 2014, by and between Thinspace Technology, Inc., a Delaware corporation (“Company”), and IBC Equity Holdings, Inc., a Delaware corporation (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the parties hereto have executed two Security Agreements, pursuant to two Note Purchase Agreements of even date herewith, between the Company and the Secured Party (the “Purchase Agreement”), the Company sold to the Secured Party and two secured notes in the principal amounts of $100,000.00 and $300,000.00 (the “Notes”);

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                  Termination. Any UCC-1 financing statements filed in conjunction with the Security Agreements will be terminated by the Secured Party upon Company’s payment of $1,000,000.00 to the Secured Party.

2.                  Power of Attorney; Further Assurances.

(a)                The Company authorizes the Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Company’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Party, and at the Company’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Note and the Purchase Agreement, all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b)               On a continuing basis, the Company will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

(c)                The Company hereby irrevocably appoints the Secured Party as the Company’s attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law.

(d)               The Company shall execute such additional agreements and documents necessary or advisable to accomplish the purposes of this Agreement.

3.                  Notices. All notices, requests, demands and other communications hereunder shall be made in accordance with the Purchase Agreement.

4.                  Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

5.                  Miscellaneous.

(a)                No course of dealing between the Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Note or Purchase Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)               All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note or Purchase Agreement or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)                This Agreement, the Note and the Purchase Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and are intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)               In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)                No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)                This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g)               Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)               This Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of Delaware in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any Delaware state court or United States Federal court sitting in Delaware over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Delaware state or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of Delaware and any objection to an action or proceeding in the State of Delaware on the basis of forum non conveniens.

(i)                 This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

THINSPACE TECHNOLOGY, INC.

By: /s/ J. Christopher Bautista

Name: J. Christopher Bautista

Title: Chief Executive Officer

IBC EQUITY HOLDINGS, INC.

By: /s/ Samuel Oshana

Name: Samuel Oshana

Title: Manager

SCHEDULE A

List of Subsidiaries of the Company

Thinspace Technology Ltd. (United Kingdom corporation)

Thinspace Technology, Ltd (Nevada corporation)

STATE OF DELAWARE :

: SS

COUNTY OF NEW CASTLE :

BE IT REMEMBERED that on this 8th day of October, 2014, personally came before me J. Christopher Bautista, the CEO of Thinspace Technology, Inc., party to this Document, personally known to me to be such, and duly acknowledged this Document to be the/her act and deed and duly authorized act and deed of Thinspace Technology, Inc.

 GIVEN under my Hand and Seal of Office, this day and year aforesaid.

/s/ Edward B. Rosenthal
Notary Public

STATE OF DELAWARE :

: SS

COUNTY OF NEW CASTLE :

BE IT REMEMBERED that on this 8th day of October, 2014, personally came before me Samuel Oshana, the Manager of IBC Equity Holdings, Inc., party to this Document, personally known to me to be such, and duly acknowledged this Document to be the/her act and deed and duly authorized act and deed of IBC Equity Holdings, Inc.

GIVEN under my Hand and Seal of Office, this day and year aforesaid.

/s/ Edward B. Rosenthal
Notary Public